YieldMax® Ultra Short Option Income Strategy ETF Trading Symbol: SLTY Listed on NYSE Arca, Inc. Summary Prospectus February 27, 2026 www.yieldmaxetfs.com

Before you invest, you may want to review the YieldMax® Ultra Short Option Income Strategy ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated February 27, 2026 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.yieldmaxetfs.com. You can also get this information at no cost by calling at (866) 864-3968 or by sending an e-mail request to info@yieldmaxetfs.com.

Investment Objective

The Fund’s primary investment objective is to seek current income. The Fund’s secondary investment objective is to seek inverse (opposite) exposure to the share price of select U.S. listed securities, subject to a limit on potential investment gains.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.24%
Distribution and Service (12b-1) Fees	None
Other Expenses (includes interest and tax expense)(2)	0.11%
Total Annual Fund Operating Expenses	1.35%
Less: Fee Waiver(3)	(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver	1.25%

(1)	The Fund’s adviser, Tidal Investments LLC (the “Adviser”), will pay, all expenses incurred by the Fund (except for advisory fees) excluding interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), and litigation expenses, and other non-routine or extraordinary expenses.

(2)	Based on estimated amounts for the current fiscal year.

(3)	The Fund’s investment adviser, Tidal Investments LLC (the “Adviser”), has agreed to reduce its unitary management fee (which includes all expenses incurred by the Fund except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (collectively, the “Excluded Expenses”)) to 1.14% of the Fund’s average daily net assets through at least February 28, 2027. This agreement may be terminated only by, or with the consent of, the Board of Trustees (the “Board”) of Tidal Trust II (the “Trust”), on behalf of the Fund, upon sixty (60) days’ written notice to the Adviser. This Agreement may not be terminated by the Adviser without the consent of the Board. The fee waiver is not subject to recoupment.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. For the one-year period in the example, the figure reflects the fee waiver described above. For the three-year period in the example, the figure shown does not reflect the fee waiver. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$127	$418

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. For the period of August 20, 2025 (commencement of operations) to October 31, 2025, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks current income while providing direct and indirect inverse exposure to the share price of a group of equity securities, subject to participation in a portion of potential investment gains. The Fund’s strategy involves: (i) constructing a short portfolio of U.S.-listed equity securities (each, an “Underlying Security”) or derivatives that provide short exposure to those Underlying Securities (the “Equity Strategy”) and (2) generating options premiums through an options portfolio (the “Options Strategies”), which involve using options contracts on Underlying Securities. The Fund may also maintain an allocation to cash or U.S. Treasuries.

Equity Strategy

The Fund’s investment adviser, selects the Underlying Securities to which the Fund will gain short exposure. The Underlying Securities primarily include U.S.-listed equity securities of operating companies and shares of ETFs. Additionally, they may include other types of U.S. listed exchange-traded products (e.g., closed-end funds and commodity pools).

The Adviser selects the Underlying Securities by analyzing, among other things, the levels of implied volatility (a measure of the market’s expectation for future price fluctuations) of the Underlying Security’s listed options prices. Implied volatility is integral to the Fund’s strategy, as it indicates the expected price fluctuations of a security, guiding the Adviser’s selection of suitable Underlying Securities. Generally, the Adviser will seek to gain short exposure to Underlying Securities with higher implied volatility relative to the broad market, industry or sector peers, or the historical averages for the Underlying Security. Higher implied volatility typically correlates with increased options premiums, allowing the Fund to generate options premiums from its portfolio of Options Strategies. The Adviser also analyzes significant upcoming events related to, where applicable, the issuers of the Underlying Securities (e.g., earnings releases), as well as the trading volumes of such securities and their related options contracts. The Fund is generally unconstrained and therefore, the Underlying Securities can be of any market capitalization size and represent any industry sector.

The Adviser selects Underlying Securities based on a frequent and quantitative screening process. This method evaluates various factors such as the implied volatility of the Underlying Security and the trading volume and liquidity of both the Underlying Security and options on the Underlying Security. Furthermore, the Adviser’s screening process also identifies the industry sectors of potential Underlying Securities as part of its risk management process as described below.

The Fund’s allocation to particular Underlying Securities is primarily driven by implied volatility levels. The Adviser strategically identifies Underlying Securities in periods of likely higher volatility (e.g., ahead of significant events, like earnings releases). The Adviser will typically select between fifteen and thirty Underlying Securities to which the Fund will gain short exposure and will implement the Options Strategies on the Underlying Securities. However, when the Adviser deems it appropriate, it may choose as few as five Underlying Securities. The Fund may also allocate up to 50% of its net assets in lower-volatility, large-cap equities to seek to provide greater net asset value stability. The Fund will also hold short-term U.S. Treasury securities.

As part of its risk management process, to seek to lower risk and enhance returns, where possible, the Fund will gain short exposure to Underlying Securities, including ETFs and exchange-traded products (ETPs), across various sectors and industries, reducing the impact of sector-specific events. While the Fund intends to have exposure to multiple sectors, it may gain short exposure to Underlying Securities attributable to a particular sector in amounts greater than 25% of the Fund’s total assets when the Adviser’s selection process indicates that such sector exposure would be appropriate for the Fund. The Fund does not currently intend to invest in any particular sector. The Fund will not invest more than 25% of its net assets in any particular “industry” as that term is used in the 1940 Act.

The Fund may gain short exposure to Underlying Securities directly or “synthetically.” To invest synthetically, the Fund will use options contracts on Underlying Securities (considered indirect or synthetic short holdings of the Underlying Securities) to gain exposure to the inverse (opposite) share price performance of the Underlying Securities. The allocation between direct and indirect (synthetic) short holdings varies based on strategic decisions and market conditions as assessed by the Adviser.

●	Direct: The Fund may short Underlying Securities when the Adviser determines a direct short is more cost-effective.

●	Synthetic: To achieve a synthetic short exposure to an Underlying Security, the Fund will buy that Underlying Security’s put options and, simultaneously, sell that Underlying Security’s call options to try to replicate the inverse price movements of owning that Underlying Security. The put options purchased by the Fund and the call options sold by the Fund will generally have one-month to six-month terms and strike prices that are approximately equal to the then-current share price of the relevant Underlying Security at the time the options contracts are purchased and sold, respectively. The combination of the long put options and sold call options provides the Fund with investment exposure equal to approximately -100% of the relevant Underlying Securities for the duration of the applicable options exposure.

Options Strategies – Seeking Premiums & Growth

The Fund seeks to generate options premiums and growth by using Options Strategies on the shorted Underlying Securities. In particular, the Fund will receive options premiums when it writes (sells) an option. By selling options, the Fund earns premiums from buyers who pay for the right to buy or sell the underlying asset at a predetermined price. The amount of premium the Fund receives is influenced by market volatility, as higher volatility (larger price swings) generally results in higher premiums. Therefore, the Adviser analyzes market conditions to determine the timing and type of Options Strategies to employ. By strategically entering and exiting options positions, the Adviser seeks to enhance the Fund’s potential to generate options premiums. Depending on the Adviser’s outlook, the Adviser will select one Options Strategy or a combination of Options Strategies that it believes will best generate premiums while generally also attempting to benefit from downside participation, meaning the opportunity for the Fund to gain if the value of the shorted assets decline. In some instances, the aim is to generate additional gains if the Underlying Security decreases in value, while, in other cases, the aim is to limit losses if the Underlying Security increases in value.

The Adviser considers both market conditions and the performance of the Underlying Securities when selecting Options Strategies. In some instances, the aim is to generate additional gains if the Underlying Security decreases in value, while, in other cases, the aim is to limit losses if the Underlying Security increases in value. The Adviser may implement the selected strategy by increasing the Fund’s short exposure to an Underlying Security to seek increased gains or by using hedging techniques to seek to limit the Fund’s potential losses.

Further, depending on the Adviser’s assessment of one or more of the Underlying Securities’ options contracts (e.g., they are insufficiently liquid or too costly), the Fund may employ Options Strategies using an ETF, instead of options on the Underlying Securities themselves. Each such ETF would otherwise qualify as an Underlying Security. The Fund’s use of Options Strategies with Underlying Securities and ETFs will always be covered (e.g., the Fund may do call or put spreads). The Fund’s Options Strategies are applied consistently, whether the Underlying Security is held directly or through synthetic exposure, and regardless of whether the Underlying Security is an equity security, an ETF, or another type of ETP.

The Fund’s outcomes may vary depending on the Options Strategies used and the purpose for which they are employed, including seeking additional exposure (leverage) or providing upside protection (hedging). For example:

●	When writing covered puts (selling put options on securities the Fund has already shorted), the Fund might limit its potential for capital appreciation in exchange for options premiums.
●	When selling credit put spreads (writing a put option at one strike price and buying another put option at a lower strike price), the Fund limits the potential loss compared to selling an option outright by capping it at the difference between the strike prices minus the net premium received.
●	When selling diagonal put spreads (selling a put option with a nearer expiration date and buying a put option with a later expiration date at a different strike price), the Fund aims to benefit from the time decay (see below) of the nearer-term option.
○	Time decay is the reduction in an option’s value as the time to its expiration date approaches. An option’s decay accelerates as its expiration date gets closer because there is less time for an investor to earn a profit from that option.
●	When selling cash-secured calls (selling call options while holding enough cash to margin the short security at the strike price if assigned), the Fund generates options premiums.
●	When selling calendar put spreads (selling a short-term option and buying a longer-term option at the same strike price), the Fund aims to benefit from the faster time decay of the short-term option.
●	When applying debit spreads as a supplemental options strategy (buying call or put spreads), the Fund may aim to use them strategically with the other Options Strategies to offset margin requirements and enhance overall options premiums potential, to hedge its short position during periods of elevated uncertainty, or to “leg into” debit spreads by entering the spread in stages.

These Options Strategies impact the risk-return profile of the Fund, potentially affecting volatility, options premiums generation, downside capture (opportunity to profit from declining asset values), capital preservation (protecting value), and the degree of leverage or hedging embedded in the Fund’s portfolio. See the prospectus section titled “Additional Information About the Fund” for examples of the options strategies that the Fund may utilize, together with a description of each options strategy.

Distributions may include a significant portion classified as return of capital (“ROC”). ROC generally represents a return of a shareholder’s invested capital rather than traditional income such as dividends or interest. See the prospectus section titled “Additional Information About the Fund” for more information about option premiums and ROC.

US Treasuries

In addition, the Fund may hold cash or short-term U.S. Treasury securities. These securities serve a dual purpose: (1) providing collateral for the Options Strategies and for the short positions, and (2) contributing to the Fund’s income generation.

Why invest in the Fund?

●	The Fund seeks to participate in some of the potential gains experienced by decreases in the share prices of the Underlying Securities.

●	The Fund seeks to generate cash distributions on a weekly basis, which is not dependent on the value of the Underlying Securities.

Fund Distributions

The Fund seeks to provide weekly distributions. The Fund seeks to generate such distributions in the following ways:

●	The Fund seeks to generate options premiums from engaging in the Options Strategies.
●	Investing in short-term U.S. Treasury securities. The income generated by these securities will be influenced by interest rates at the time of investment. The Fund may also invest in pooled vehicles (e.g., mutual funds and ETFs) that invest in U.S Treasuries.
●	The Fund seeks to distribute any gains it earns from decreases in the share prices of the Underlying Securities when the Fund’s options positions are periodically closed out.

The Fund is classified as “non-diversified” under the 1940 Act. The Fund’s investment strategy is expected to result in high portfolio turnover on an annual basis.

The Fund will employ its investment strategy regardless of whether there are periods of adverse market, economic, or other conditions and will not take temporary defensive positions during such periods.

There is no guarantee that the Fund’s investment strategy will be properly implemented, and an investor may lose some or all of its investment.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”) per share, trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund—Principal Risks of Investing in the Fund.”

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

Shorting Risk. The Fund may enter into a short sale by selling a security it has borrowed (typically from a broker or other institution). If the market price of a security increases after the Fund borrows the security, the Fund will suffer a (potentially unlimited) loss when it replaces the borrowed security at the higher price. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. In addition, the Fund may not always be able to borrow the security at a particular time or at an acceptable price. The Fund may also take a short position synthetically through use of derivatives. Synthetic short positions, achieved through derivatives such as options, additionally expose the Fund to the inherent risks of derivatives (described above). These combined risks can result in greater losses for the Fund than those associated with direct short sales, potentially preventing the Fund from achieving its investment objective.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Security and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund in particular, the value of the options contracts in which it invests are substantially influenced by the value of the Underlying Security. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. The options held by the Fund are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly move with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in the values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. The Fund may also write call and put options, which includes the risk that the underlying instrument appreciates or depreciates sufficiently over the period to offset the net premium received by the Fund for the written option, resulting in a loss to the Fund. Additionally, to the extent the Fund maintains indirect exposure to an Underlying Security through the use of options contracts, as the options contracts it holds are exercised or expire it will enter into new options contracts, a practice referred to as “rolling.” If the expiring options contracts do not generate proceeds enough to cover the cost of entering into new options contracts, the Fund may experience losses.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Hedging Strategy Risks. The Fund’s hedging techniques may not be effective in all scenarios and may not fully offset losses from the Fund’s options premium generations strategy. Options and underlying ETFs used by the Fund to seek to mitigate market volatility risks may not perform as intended. There can be no assurance that the Fund’s hedging strategy will be effective. It may expose the Fund to losses to which it would not have otherwise been exposed if did not employ hedging.

Leverage Risk. As part of the Fund’s principal investment strategies, the Fund may employe options strategies that provide the economic effect of financial leverage by creating additional investment exposure to the inverse of the Underlying Security(ies), as well as the potential for greater loss. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Distribution Risk. The Fund seeks to provide weekly cash distributions. There is no assurance that the Fund will make a distribution in any given week. If the Fund does make distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date (i.e., the date by which one needs to own a dividend-paying stock in order to receive the upcoming dividend payment). The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes. Additionally, there may be brokerage costs or taxable gains or losses that may be imposed on the Fund in connection with a cash redemption that may not have occurred if the Fund had made a redemption in-kind. These costs could decrease the value of the Fund to the extent they are not offset by a transaction fee payable by an AP.

Costs of Buying or Selling Shares.. Buying or selling Shares involves certain costs, including brokerage commissions, other charges imposed by brokers, and bid-ask spreads. The bid-ask spread represents the difference between the price at which an investor is willing to buy Shares and the price at which an investor is willing to sell Shares. The spread varies over time based on the Shares’ trading volume and market liquidity. The spread is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Due to the costs of buying or selling Shares, frequent trading of Shares may reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective. The Fund’s investment strategy is largely unconstrained, and therefore, the Fund is heavily reliant on the Adviser’s ability to manage the Fund’s portfolio.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single security, such as those of an Underlying Security being halted or a market wide closure, settlement prices for such contracts will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

ETP Risks. In addition to ETFs, the Fund may invest in a variety of other exchange-traded products (ETPs), which include, but are not limited to, closed-end funds, partnerships, commodity pools, or trusts, all of which are traded on securities exchanges. ETPs, including ETFs and closed-end funds, are traded like stocks at market prices, which may deviate from their net asset value (NAV), resulting in prices that are either higher (a premium) or lower (a discount) than their NAV.

ETPs typically aim to track the performance of certain market segments or indices, although some may be actively managed. These products incur operational expenses, such as advisory and management fees, which are shared among their investors. When the Fund invests in these products, it not only bears its own operational expenses but also incurs a proportional share of the expenses of the ETP.

Since ETPs are traded on the market, their prices can differ from their NAV. This may result in trading prices that reflect a premium or discount relative to the NAV. The risks associated with these investments typically reflect those of the underlying assets they track. However, potential liquidity issues in these products might lead to greater volatility compared to the underlying securities. Moreover, due to their associated expenses, investing in ETPs can be more costly than direct investment in their underlying assets.

Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Securities. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Market Capitalization Risk.

○	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.
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Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

○	Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.
○	Micro-Capitalization Investing. Micro-capitalization companies often have limited product lines, narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including companies which are considered small- or mid-capitalization. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

Newer Fund Risk. The Fund is a recently organized management investment company with a limited operating history. As a result, prospective investors only have a limited track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund, Adviser, and Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Sector Risk. The Adviser may allocate more of the Fund’s investments to a particular sector or sectors in the market. If the Fund invests a significant portion of its total assets in certain sectors, its investment portfolio will be more susceptible to the financial, economic, business, and political developments that affect those sectors.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of stocks, options and other derivatives it holds with respect to any one issuer is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in such stocks, options and derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at www.yieldmaxetfs.com.

Management

Investment Adviser: Tidal Investments LLC serves as investment adviser to the Fund.

Portfolio Managers:

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Jay Pestrichelli, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2025.

Scott Snyder, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since February of 2026.

Quinn Berry, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since February of 2026.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (APs) (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

Information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and the median bid-ask spreads can be found on the Fund’s website at www.yieldmaxetfs.com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless an investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.